SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): FEBRUARY 2, 2004


                                    CPI CORP.
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(Exact name of registrant as specified in its charter)


     Delaware                    0-11227                         43-1256674
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(State or Other               (Commission                     (I.R.S. Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)


1706 Washington Avenue, St. Louis, Missouri                     63103-1790
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  (Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code   (314) 231-1575
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(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

A. On Monday, February 2, 2004, CPI Corp. issued the following press release:

    CPI CORP.
    NEWS FOR IMMEDIATE RELEASE         FOR RELEASE FEBRUARY 2, 2003

    FOR FURTHER INFORMATION CONTACT:

    NAME: Jane Nelson                  FROM: CPI Corp.
    ADDRESS: 1706 Washington Avenue    CITY: St. Louis
    STATE, ZIP: Missouri  63103        TELEPHONE: (314)231-1575

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CPI BOARD SETS RECORD DATE

St. Louis, February 2, 2004 - CPI Corp. (NYSE:CPY) today announced that its Board of Directors has set a record date of February 12, 2004 for the consent solicitation initiated by a small group of minority stockholders led by Knightspoint Partners.

CPI HAS FILED PRELIMINARY MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION IN OPPOSITION TO THE CONSENT SOLICITATION. STOCKHOLDERS ARE URGED TO READ CPI'S MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU MAY OBTAIN A FREE COPY OF THESE MATERIALS BY ACCESSING THE SEC'S WEB SITE AT WWW.SEC.GOV, OR THE COMPANY'S WEB SITE AT WWW.CPICORP.COM. DEFINITIVE VERSIONS OF CPI'S OPPOSITION MATERIALS WILL BE MAILED TO CPI'S STOCKHOLDERS WHEN APPROVED BY THE SEC. CPI'S STOCKHOLDERS MAY ALSO OBTAIN, WITHOUT CHARGE, A COPY OF CPI'S OPPOSITION MATERIALS BY CALLING CPI'S INFORMATION AGENT, MORROW & CO., INC., AT 1-(877)-366-1576. INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS IN THE SOLICITATION AND A DESCRIPTION OF THEIR INTERESTS CAN BE FOUND IN CPI'S PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2004.
ABOUT CPI

CPI Corp. is a portrait photography company offering studio photography services in the United States, Puerto Rico, and Canada through Sears Portrait Studios and in Mexico in Soriana and its City Club format. The Company also provides mobile photography services in the United States to childcare centers, sports associations and at events through Every Day Expressions(R). In addition, the Company operates searsphotos.com, an on-line photofinishing service as well as a vehicle for the Company's customers to archive, share portraits via email and order additional portraits and products.

                                      # # #

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 CPI CORP.
                                                 ---------------------------
                                                 (Registrant)




                                             By: /s/ J. David Pierson
                                                 ---------------------------
                                                 J. David Pierson
                                                 Authorized Officer,
                                                 Chairman, President and
                                                 Chief Executive Officer



Dated: FEBRUARY 2, 2004